EXHIBIT 10.3

EXHIBIT A

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED OR QUALIFIED UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, OFFERED FOR SALE, PLEDGED, TRANSFERRED, OR ASSIGNED, NOR MAY THIS WARRANT BE EXERCISED, EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PTEK HOLDINGS, INC.

WARRANT TO PURCHASE 250,000 SHARES

OF COMMON STOCK

THIS CERTIFIES THAT, for value received, AT&T CORP., a New York corporation, or its registered assigns (“Holder”) is entitled, subject to the terms and conditions of this Warrant, to subscribe for and purchase 250,000 shares (as adjusted pursuant to Section 4 hereof, the “Shares”) of the fully paid and nonassessable Common Stock, par value $.01 per share (“Common Stock”), of PTEK HOLDINGS, INC., a Georgia corporation (the “Company”), at the price of $9.36 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the “Warrant Price”), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term “Date of Grant” shall mean October 20, 2003, and (b) the term “Other Warrants” shall mean any warrant issued upon transfer or partial exercise of or in lieu of this Warrant. The term “Warrant” as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time on or after the Date of Grant and prior to the date that is seven (7) years after the Date of Grant.

2. Method of Exercise; Payment; Issuance of New Warrant. (a) Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, the purchase right represented by this Warrant may be exercised by Holder, in whole or in part and from time to time, at the election of Holder, by the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period; provided, however, if requested by Holder, the Company shall cause its transfer agent to deliver the certificate representing Shares issued upon exercise of this Warrant to a broker or other person (as directed by the holder exercising this Warrant) within the time period required to settle any trade made by Holder after exercise of this Warrant.

(b)    At such times as the Warrant Price exceeds the Fair Market Value (as herein defined) of a share of the Company’s Common Stock, as determined pursuant to subparagraph (c) hereof, Holder may, at its option, in lieu of tendering funds as provided in subparagraph (a) above, exercise this Warrant by submitting, during normal business hours, a duly executed notice of exercise marked to reflect “Net Issue Exercise,” and specifying the number of Shares as to which the Warrant is then being exercised. Upon a Net Issue Exercise, Holder shall be entitled to receive, in lieu of the number of Shares as to which the Warrant is then being exercised, that number of Shares as shall equal the value of this Warrant (or the portion thereof being exercised by net issue exercise), computed by the Company as of the date of surrender of this Warrant to the Company using the following formula:

X =	Y x (A-B)
A
Where X =	the number of Shares to be issued to Holder;
Y =	the number of Shares with respect to which the net issue exercise is being made (at the date of such calculation).
A =	the Fair Market Value of one share of the Company’s Common Stock (as of the date of such calculation);
B =	the Warrant Price (as adjusted to the date of such calculation).

(c)    The “Fair Market Value” of a share of Common Stock as of a particular date (the “Determination Date” shall mean:

(i)     if the Common Stock is then traded on a securities exchange, the average of the Daily Selling Price (as herein defined) of the Common Stock on the principal securities exchange on which the Common Stock shall then be traded for each of the ten trading days immediately prior to the Determination Date;

(ii)     if the Common Stock is not then traded on a securities exchange but is then traded in the Nasdaq Stock Market or other over-the-counter system, the average of the Daily Selling Price for the Common Stock for each of the ten trading days immediately prior to the Determination Date; or

(iii)     if there shall then be no public market for the Common Stock, the fair market value of a share of Common Stock as determined in good faith by the Company.

The “Daily Selling Price” of a share of Common Stock, on any day, shall be the average of the high and low sale prices on such day or, if there shall be no sales on such day, the average of the closing bid and ask prices for such day.

3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all preemptive rights and taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification or Merger. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant. Any new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(a) shall similarly apply to successive reclassifications, changes, mergers and sales.

(b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision and the Warrant Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination.

(c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to its Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or (ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in Sections 4(a) and 4(b) and other than ordinary cash dividends declared by the board of directors pursuant to a regular dividend program adopted by the board of directors), then, in each such case, provision shall be made by the Company such that the holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Shares as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

(d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer or controller setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to Holder.

6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the Fair Market Value of the Common Stock on the date of exercise.

7. Rights as Shareholders; Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock which may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

8. Transfer and Exchange. The Company will maintain a register containing the names and addresses of Holder or Holders of this Warrant. Any registered Holder may change such registered holder’s address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to Holder may be delivered or given by mail to Holder as shown on the warrant register and at the address shown on the warrant register. Until any transfer of this Warrant is made in the warrant register, the Company may treat the registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. This Warrant may not be transferred or assigned without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions satisfactory to the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Act”), this Warrant and all rights hereunder may be transferred by Holder, in whole but not in part, on the books of the Company maintained for such purpose at the principal office of the Company, upon surrender of this Warrant with a properly executed assignment in the form of Exhibit B hereto (the “Assignment Form”) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.

9. Compliance with Securities Laws. Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the Securities and Exchange Commission (the “SEC”) under the Act, covering the disposition or sale of this Warrant or the Shares issued or issuable upon exercise hereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Shares, as the case may be, unless either (A) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition, or (B) the sale of such securities is made pursuant to SEC Rule 144. By acceptance of this Warrant, Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit Holder to evaluate the merits and risks of its investment in the Company; that Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the Act (unless otherwise required pursuant to exercise by Holder of the registration rights, if any, previously granted to the registered Holder) and will be “restricted securities” within the meaning of Rule 144 under the Act and that the exemption from registration under Rule 144 will not be available until the applicable holding period has been satisfied and unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

10. Registration Rights.

(a) Piggy-Back Rights. If at any time Registrable Shares (as defined below) are outstanding, the Company proposes to file a registration statement under the Act with respect to an offering of shares of Common Stock by the Company solely for cash (other than a registration statement (i) on Form S-8 or any successor form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form or in connection with an exchange offer, (iii) in connection with a rights offering or a dividend reinvestment and share purchase plan offered exclusively to existing holders of Common Stock, (iv) in connection with an offering solely to employees of the Company or its affiliates, or (v) relating to a transaction pursuant to Rule 145 of the Securities Act), and such registration statement permits the inclusion of the Registrable Shares (a “Piggyback Registration”), the Company will give Holder written notice thereof promptly and, subject to Section 10(b), shall include in such registration all the Registrable Shares requested to be included therein pursuant to the written request of Holder received within ten (10) days after delivery of the Company’s notice. As used herein, the term “Registrable Shares” shall mean any Shares issued upon the exercise of this Warrant, excluding (i) any Shares for which a registration statement relating to the sale thereof shall have become effective under the Act, (ii) any Shares that may be sold pursuant to Rule 144 under the Act, or (iii) any Shares eligible for sale pursuant to Rule 144(k) under the Act.

(b) Underwritten Offerings. If the Piggyback Registration relates to an underwritten public offering, the Company shall so advise Holder as a part of the written notice given pursuant to Section 10(a). In such event, the right of Holder to participate in such registration shall be conditioned upon Holder’s participation in such underwriting in accordance with the terms and conditions thereof. Should Holder propose to distribute its Registrable Shares through such underwriting, it shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises the Company that the securities requested to be included therein exceeds the amount of securities that can be sold in such offering, any (i) securities to be sold by the Company in such offering, and (ii) any other securities of the Company being sold by persons having contractual priority over Holder, shall have priority over Holder’s Registrable Shares, and the number of shares to be included by Holder in such registration shall be reduced pro rata on the basis of the percentage of the outstanding Registrable Shares held by Holder and all other holders of Common Stock exercising equivalent registration rights. Nothing herein shall preclude the Company from being able to grant registration rights with contractual priority over Holder’s registration rights described herein.

(c) Demand Registration Rights. At any time during which there shall be Registrable Shares outstanding and the Company shall be eligible to register such Registrable Shares for resale by Holder on Form S-3 (or a successor “short-form” registration statement form), Holder shall be entitled to request, on one occasion, that the Company so register all of the Registrable Shares then held by or issuable to Holder for resale, whereupon the Company shall, as expeditiously as practicable, file with the SEC under the Act a registration statement on Form S-3 (or such successor form) concerning all such Registrable Shares and use its reasonable efforts to cause the registration statement to be declared effective. Notwithstanding the foregoing, the Company shall not be required to effect a demand registration under the Act pursuant to this Section 10(c) (or to continue to seek to effect such a registration, if it shall have already commenced its efforts to effect such registration) if (i) the Company receives a request for registration under this Section 10(c) less than 120 days preceding the anticipated effective date of a proposed underwritten public offering of securities of the Company; (ii) within 180 days prior to any such request for registration, a registration of securities of the Company has been effected in which Holder had the right to participate pursuant to Section 10(b) hereof; or (iii) the Board of Directors of the Company reasonably determines in good faith that effecting such a demand registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all) of the assets of the Company, or a merger, share exchange, reorganization, recapitalization, or any other form of business combination or transaction affecting the capital structure or equity ownership of the Company, or would otherwise be seriously detrimental to the Company because the Company was then in the process of raising capital in the public or private markets; provided, however, that the Company may not fail to pursue a demand registration pursuant to this Section 10(c) for more 180 days in the aggregate (and shall resume its efforts, in any event, at such time as such transaction is consummated or no longer proposed, or the condition otherwise causing such delay shall no longer exist). The Company shall promptly notify Holder in writing of any decision not to effect or seek to effect any such request for registration pursuant to this Section 10(c), which notice shall set forth in reasonable detail the reason for such decision (provided that the Company shall not be required to disclose to Holder material non-public information concerning the Company or its plans or activities) and shall include an undertaking by the Company promptly to notify Holder as soon as a demand registration may be effected.

(d) Registration Procedures.

(i) In the case of each registration effected by the Company pursuant to Section 10(a) or Section 10(c) hereof, the Company will keep Holder advised as to the initiation of such registration and as to the completion thereof. The Company will use its reasonable efforts to: (A) cause such registration to be declared effective by the SEC, (B) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement (including post-effective amendments) as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement in accordance with the plan of distribution set forth therein; provided, however, that the Company shall not be required to maintain the effectiveness of any registration statement filed pursuant to Section 10(c) hereunder for a period exceeding six months in duration, (C) obtain appropriate qualifications of the securities covered by such registration under state securities or “blue sky” laws in such jurisdictions as may be reasonably requested by Holder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any state in which it is not then qualified or to file any general consent to service of process in any jurisdiction in which it is not otherwise subject to service in order to obtain any such qualification, (D) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Holder from time to time may reasonably request, and (E) notify Holder, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such holder, prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing. Notwithstanding the foregoing, the Company shall be entitled to withdraw or abandon any Piggyback Registration in which the Holder shall have requested to include any of the Registrable Shares at the Company’s sole discretion and at any time upon notice to the Holder.

(ii) In connection with any registration statement pursuant to which Registrable Shares shall be registered, Holder hereby agrees: (A) to cooperate with the Company and to furnish to the Company all such information in connection with the preparation of such registration statement and any filings with any state securities commissions as the Company may reasonably request, (B) to the extent required by the Act, to deliver or cause delivery of the prospectus contained in such registration statement to any purchaser of the shares covered by such registration statement from Holder, and (C) to notify the Company of any sale of Registrable Shares by such Holder. Notwithstanding anything in this Agreement to the contrary, if, after any registration statement to which the rights hereunder apply becomes effective (and prior to completion of all sales thereunder), the Board of Directors of the Company determines in good faith that the compliance with its disclosure obligations thereunder or the failure of the Company to suspend sales of stock under the registration statement in order to amend or supplement the registration statement would have a material adverse effect on the Company, the Company shall so notify each Holder participating in such registration and each Holder shall suspend any further sales under such registration statement until the Company advises the Holder that the registration statement has been amended or supplemented as required or that conditions no longer exist which would warrant such suspension, provided that the Company may impose any such suspension(s) for no more than 45 days on each occasion and for no more than 45 days, in the aggregate, in any 90 day period.

(iii) The Company shall bear all expenses incurred by it in connection with the registration of the Registrable Shares pursuant to this Warrant. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Company and all registration and filing fees imposed by the SEC, any state securities commission or the Nasdaq National Market or, if the Common Stock is not then listed on the Nasdaq National Market, the principal national securities exchange or national market system on which the Common Stock is then traded or quoted. Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Holder’s Registrable Shares and for any legal, accounting and other expenses incurred by Holder in connection with any registration statement.

11. Representations and Warranties. The Company represents and warrants to Holder as follows:

(a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies.

(b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free from preemptive rights.

(c) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Articles of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

(d) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, could have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

13. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

14. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets, and all of the obligations of the Company relating to the Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

15. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

16. Descriptive Headings. The descriptive headings of the various Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

17. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Georgia.

18. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

19. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

20. Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

21. Entire Agreement; Modification. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

The Company has caused this Warrant to be duly executed and delivered as of the Date of Grant specified above.

PTEK HOLDINGS, INC.

By:	/s/ Jeffrey A. Allred

Title: President Address: 3399 Peachtree Rd. NE Atlanta, Georgia 30326

EXHIBIT A

NOTICE OF EXERCISE

To: Ptek Holdings, Inc. (the “Company”)

1. The undersigned hereby elects to purchase             shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing              shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

3. The undersigned represents that (i) it is an “accredited investor” as defined in Rule 501 under Regulation D promulgated under the Securities Act of 1933, as amended, and (ii) the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except as in compliance with applicable securities laws.

(Signature)

(Date)

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of the attached Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock of PTEK Holdings, Inc. (the “Company”) covered thereby set forth below:

Name of Assignee	Address/Facsimile Number	No. of Shares

and does hereby irrevocable constitute and appoint                              Attorney to make such transfer on the books of PTEK Holdings, Inc., maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment thereof, the Assignee acknowledges that the attached Warrant and the shares of stock to be issued upon exercise thereof are being acquired for investment and that the Assignee will not offer, sell, or otherwise dispose of the attached Warrant or any shares of stock to be issued on exercise thereof, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of the attached Warrant, the Assignee shall, if requested by the Company, confirm in writing, in form satisfactory to the Company, that the shares of stock so purchase are being acquired for investment and not with a view toward distribution or resale.

Dated: _________________________________________	Signature: _____________________________________

Dated: _________________________________________	Witness: ______________________________________